--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------


                                PROFIT VALUE FUND
                                -----------------










                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2002
                                   (UNAUDITED)












    INVESTMENT ADVISER                                      ADMINISTRATOR
    ------------------                                      -------------
PROFIT INVESTMENT MANAGEMENT                         ULTIMUS FUND SOLUTIONS, LLC
8720 Georgia Avenue, Suite 808                              P.O. Box 46707
Silver Spring, Maryland 20910                        Cincinnati, Ohio 45246-0707
                                                            1.888.744.2337







--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


                                  PROFIT FUNDS
LETTER TO SHAREHOLDERS          INVESTMENT TRUST

May 17, 2002


Dear Profit Value Fund Shareholder:

As I write this, the stock market averages have declined for over two years, yet the S&P 500 Index has just recorded its biggest weekly gain in more than 7 months, gaining 4.1%. There is light in the guise of economic and corporate earnings recovery at the end of what has turned out to be a long, psychologically brutal decline.

The current market environment includes an extremely low Fed funds rate, fiscal stimulus and inventory restocking by corporations all working to enhance the U.S. economic recovery. We are using our normal stock-picking strategy to select companies with improving fundamentals that have attractive earnings or revenue growth rates, attractive price entry points relative to their industry, market averages and intrinsic value. We have an overweight in healthcare, as the valuations are compelling and we disagree with current street sentiment on declining and unsustainable growth rates in the industry. We are still comfortable waiting for recently underperforming sectors to improve even if we are early as compared to other investors.

The stock markets have traded in a range bound market this year as the initial optimism of an improving stock market meets slower earnings improvement than emotionally desired. Investor sentiment is improving in this early phase of a new bull market; however, we think that the immediate stock market activity is based more on emotion and excessive anticipation than on increasing earnings or expanding profit margins. We further believe that the consensus forecast of recovery in the first half of 2002 is too optimistic, as it ignores the impact of any further terrorist activity on investor and corporate psyche and the fact that demand for goods and economic growth are not strong enough to support a much higher stock market valuation.

We are surprised by the general market's abandonment of large cap securities in search of more transparent earnings reports in smaller companies. We think this is an overreaction to the focus on Enron's troubles and see opportunity in selective additions to our portfolios. We have been more patient maneuvering in the market to give the accounting story time to recede and we are ignoring the day-to-day market noise while maintaining our discipline. We believe that the economic data showing a strengthening economy will provide the catalyst for higher equity prices later in the year heading into 2003. There are ample opportunities in this market environment to provide outperformance as compared to the S&P 500 Index in stock portfolios.

----------------------------------------------------------------------------------------------
  8720 Georgia Avenue, Suite 808 o Silver Spring, MD 20910 o 301-650-0059 o FAX 301-650-0608
                                   http://www.profitfunds.com

A review of the Profit Value Fund's performance during the six months ended March 31, 2002 shows a strong rebound from a dismal September. For this period, the Profit Value Fund closed at a NAV of $16.47 per share and had a total return (excluding the effect of applicable sales loads) of 14.53%, as compared to an S&P 500 Index total return of 10.99% and a Lipper Large Cap Value Index total return of 10.62%. Contributions from the technology sector during the fourth quarter 2001 in the form of Western Digital & Symantec positively impacted performance. During the first quarter, large declines in Tyco, Sprint PCS and Elan skewed performance, accounting for a 3.92% decline in fund performance over the course of the quarter. New additions to the portfolio during the period all exceeded index performance and two of the top three companies providing positive attribution were added over the past four months. The Profit Value investing style is still working as designed in a tough stock market environment.

Now more than ever it is important for investors to stay the course in their investment programs. We thank you for entrusting assets to our care and your continued belief in the Profit Value investment style.

Sincerely,


/s/ Eugene A. Profit

Eugene A. Profit

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost                                               $ 4,122,253
                                                                    ===========
  At value (Note 1)                                                 $ 4,686,941
Receivable from Adviser (Note 3)                                         40,482
Receivable for securities sold                                           60,584
Receivable for capital shares sold                                       35,425
Dividends receivable                                                      2,087
Other assets                                                             17,726
                                                                    -----------
  TOTAL ASSETS                                                        4,843,245
                                                                    -----------

LIABILITIES
Bank overdraft                                                           26,182
Payable to Administrator (Note 3)                                         4,250
Payable for securities purchased                                         49,598
Payable for capital shares redeemed                                         734
Other accrued expenses and liabilities                                   11,300
                                                                    -----------
  TOTAL LIABILITIES                                                      92,064
                                                                    -----------

NET ASSETS                                                          $ 4,751,181
                                                                    ===========

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 4,283,287
Accumulated net investment loss                                         (35,368)
Accumulated net realized losses from security transactions              (61,426)
Net unrealized appreciation on investments                              564,688
                                                                    -----------
NET ASSETS                                                          $ 4,751,181
                                                                    ===========

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)                              288,502
                                                                    ===========

Net asset value and redemption price per share (Note 1)             $     16.47
                                                                    ===========

Maximum offering price per share (Note 1)                           $     17.16
                                                                    ===========


        See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                                         $    19,742
                                                                    -----------

EXPENSES
  Investment advisory fees (Note 3)                                      30,558
  Professional fees                                                      21,699
  Accounting services fees (Note 3)                                      10,750
  Administration fees (Note 3)                                            8,000
  Transfer agent fees (Note 3)                                            6,250
  Postage and supplies                                                    6,779
  Registration fees                                                       5,750
  Insurance expense                                                       5,368
  Reports to shareholders                                                 3,669
  Trustees' fees and expenses                                             3,000
  Distribution expense (Note 3)                                           2,627
  Organization expense (Note 1)                                           2,035
  Custodian fees                                                          1,197
  Pricing expense                                                           617
  Other expenses                                                          8,661
                                                                    -----------
    TOTAL EXPENSES                                                      116,960
Fees waived and expenses reimbursed (Note 3)                            (61,850)
                                                                    -----------
    NET EXPENSES                                                         55,110
                                                                    -----------

NET INVESTMENT LOSS                                                     (35,368)
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized losses from security transactions                        (55,543)
  Net change in unrealized appreciation/depreciation
    on investments                                                      734,613
                                                                    -----------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS                                                  679,070
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   643,702
                                                                    ===========


See accompanying notes to financial statements



PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------
                                                                          Six Months            Year
                                                                            Ended              Ended
                                                                        March 31, 2002      September 30,
                                                                         (Unaudited)           2001
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
      Net investment loss                                               $   (35,368)      $   (72,154)
      Net realized losses from security transactions                        (55,543)           (5,667)
      Net change in unrealized appreciation/depreciation
         on investments                                                     734,613        (2,042,981)
                                                                        -----------       -----------
Net increase (decrease) in net assets from operations                       643,702        (2,120,802)
                                                                        -----------       -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
      Distributions from net realized gains                                    --            (185,725)
                                                                        -----------       -----------

FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                             246,277         1,289,635
      Net asset value of shares issued in
          reinvestment of distributions to shareholders                        --             185,710
      Payments for shares redeemed                                         (875,932)       (1,149,370)
                                                                        -----------       -----------
Net increase (decrease) in net assets from capital
  share transactions                                                       (629,655)          325,975
                                                                        -----------       -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      14,047        (1,980,552)

NET ASSETS:
      Beginning of period                                                 4,737,134         6,717,686
                                                                        -----------       -----------
      End of period                                                     $ 4,751,181       $ 4,737,134
                                                                        ===========       ===========


CAPITAL SHARE ACTIVITY:
      Shares sold                                                            15,363            72,044
      Shares issued in reinvestment of distributions to shareholders           --              10,006
      Shares redeemed                                                       (56,306)          (63,166)
                                                                        -----------       -----------
          Net increase (decrease) in shares outstanding                     (40,943)           18,884
      Shares outstanding, beginning of period                               329,445           310,561
                                                                        -----------       -----------
      Shares outstanding, end of period                                     288,502           329,445
                                                                        ===========       ===========




See accompanying notes to financial statements.


PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

                                                   Six Months       Year         Year          Year         Year       Period
                                                     Ended          Ended       Ended         Ended        Ended        Ended
                                                 March 31, 2002   Sept. 30,    Sept. 30,     Sept. 30,    Sept. 30,   Sept. 30,
                                                   (Unaudited)      2001         2000          1999         1998       1997 (a)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             $   14.38     $   21.63    $   18.02    $   12.66    $   12.88    $   10.00
                                                   ---------     ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
  Net investment income (loss)                         (0.12)        (0.22)       (0.15)       (0.12)       (0.02)        0.07
  Net realized and unrealized gains
   (losses) on investments                              2.21         (6.43)        4.75         5.50        (0.06)        2.81
                                                   ---------     ---------    ---------    ---------    ---------    ---------
Total from investment operations                        2.09         (6.65)        4.60         5.38        (0.08)        2.88
                                                   ---------     ---------    ---------    ---------    ---------    ---------

Less distributions:
  Dividends from net investment income                  --            --           --           --         (0.09)        --
  Distributions from net realized gains                 --          (0.60)       (0.99)       (0.02)       (0.05)        --
                                                   ---------     ---------    ---------    ---------    ---------    ---------
Total distributions                                     --          (0.60)       (0.99)       (0.02)       (0.14)        --
                                                   ---------     ---------    ---------    ---------    ---------    ---------

Net asset value at end of period                   $   16.47     $   14.38    $   21.63    $   18.02    $   12.66    $   12.88
                                                   =========     =========    =========    =========    =========    =========

RATIOS AND SUPPLEMENTAL DATA:

  Total return (b)                                 14.53%(c)      (31.37%)       26.14%       42.52%      (0.57%)   28.80% (c)
                                                   =========     =========    =========    =========    =========    =========

  Net assets at end of period (000's)              $   4,751     $   4,737    $   6,718    $   3,911    $   2,016    $   2,010
                                                   =========     =========    =========    =========    =========    =========

  Ratio of net expenses to average net
   assets (d)                                       2.25%(e)         2.14%        1.95%        1.95%        1.95%    1.95% (e)

  Ratio of net investment income (loss)
   to average net assets                          (1.45%)(e)       (1.18%)      (0.81%)      (0.82%)      (0.18%)    1.19% (e)

  Portfolio turnover rate                            53% (e)           52%          47%          23%         101%      10% (e)

---------------------------------------------------------------------------------------------------------------------------------
  (a)Represents  the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

  (b)Total returns shown exclude the effect of applicable sales loads.

  (c)Not annualized.

  (d)Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 4.78%(e), 3.91%, 4.24%, 6.87%, 8.36% and 18.57%(e) for the periods ended March 31, 2002,
     September 30, 2001, 2000, 1999, 1998 and 1997, respectively (Note 3).

  (e)Annualized.

See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
  SHARES         COMMON STOCKS - 98.6%                              MARKET VALUE
--------------------------------------------------------------------------------

                 AEROSPACE - 2.6%
   1,300         General Dynamics Corp.                                $122,135
                                                                       --------
                 CAPITAL GOODS - 2.5%
   2,500         Boeing Co.                                             120,625
                                                                       --------
                 CONGLOMERATES - 5.5%
       2         Berkshire Hathaway, Inc. - Class A (a)                 142,200
   3,625         Tyco International, Ltd.                               117,160
                                                                       --------
                                                                        259,360
                                                                       --------
                 CONSUMER STAPLES - 2.9%
   3,000         Black & Decker Corp.                                   139,620
                                                                       --------
                 ELECTRICAL EQUIPMENT - 3.0%
   6,075         Energizer Holdings, Inc.(a)                            144,281
                                                                       --------
                 ENERGY & RESOURCES - 7.1%
   3,327         Conoco, Inc. - Class B                                  97,082
   2,500         El Paso Energy Corp.                                   110,075
   3,990         Global Sante Fe Corp.                                  130,473
                                                                       --------
                                                                        337,630
                                                                       --------
                 ENTERTAINMENT - 2.8%
   7,370         Six Flags, Inc.(a)                                     131,628
                                                                       --------

                 FINANCIAL & INSURANCE - 11.8%
   2,000         Bank of America Corp.                                  136,040
   2,000         Citigroup, Inc.                                         99,040
   2,000         Merrill Lynch & Co., Inc.                              110,760
   5,100         Stilwell Financial, Inc.                               124,899
   2,775         Washington Mutual, Inc.                                 91,936
                                                                       --------
                                                                        562,675
                                                                       --------
                 HEALTHCARE - 11.1%
   2,006         Barr Laboratories (a)                                  132,035
   2,280         Merck & Co., Inc.                                      131,282
   3,000         Pfizer, Inc.                                           119,220
   7,100         Sybron Dental Specialties, Inc. (a)                    142,710
                                                                       --------
                                                                        525,247
                                                                       --------
                 MULTI-MEDIA - 6.5%
   2,800         AOL Time Warner, Inc. (a)                               66,220
   3,000         Univision Communications, Inc. - Class A (a)           126,000
   5,000         Walt Disney Co. (The)                                  115,400
                                                                       --------
                                                                        307,620
                                                                       --------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
  SHARES         COMMON STOCKS - 98.6% (CONTINUED)                  MARKET VALUE
--------------------------------------------------------------------------------

                 PAPER MILLS - 2.7%
   2,000         Kimberly-Clark Corp.                                  $129,300
                                                                       --------
                 RETAILERS - 11.2%
   2,500         Home Depot, Inc.                                       121,525
   2,180         Neiman Marcus Group, Inc. (The) (a)                     75,101
   2,000         Safeway, Inc. (a)                                       90,040
   1,970         Tricon Global Restaurants, Inc. (a)                    115,797
   2,095         Wal-Mart Stores, Inc.                                  128,403
                                                                       --------
                                                                        530,866
                                                                       --------
                 SERVICES - 8.2%
   6,000         Cendant Corp. (a)                                      115,200
   5,250         Pittston Brink's Group                                 131,775
   7,630         Republic Services, Inc.(a)                             142,528
                                                                       --------
                                                                        389,503
                                                                       --------
                 TECHNOLOGY - 16.4%
   3,770         Apogent Technologies, Inc.(a)                           93,044
   5,110         Cisco Systems, Inc. (a)                                 86,512
   8,000         EMC Corp. (a)                                           95,360
   4,000         Intel Corp.                                            121,640
   3,000         Microsoft Corp. (a)                                    180,930
   4,940         Symantec Corp. (a)                                     203,577
                                                                       --------
                                                                        781,063
                                                                       --------
                 TELECOMMUNICATIONS - 4.3%
  10,200         Sprint Corp. (PCS Group) (a)                           104,958
   2,200         Verizon Communications, Inc.                           100,430
                                                                       --------
                                                                        205,388
                                                                       --------

                 TOTAL COMMON STOCKS - 98.6% (Cost $4,122,253)       $4,686,941

                 OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%            64,240
                                                                       --------

                 NET ASSETS - 100.0%                                 $4,751,181
                                                                     ==========

(a) Non-income producing security.


 See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)



1.  SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book basis and tax basis of distributable earnings as of March 31, 2002 and distributions for the periods ended March 31, 2002 and September 30, 2001.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)



Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption. As of March 31, 2002, organization costs had been fully amortized. The Fund amortized $2,035 of organization costs in October, 2001.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 2002, net unrealized appreciation on investments was $564,688 for federal income tax purposes, of which $879,944 related to appreciated securities and $315,256 related to depreciated securities based on a federal income tax cost basis of $4,122,253.

During the period from November 1, 2000 through September 30, 2001, the Fund had net realized losses of $5,883 which are treated for federal income tax purposes as arising during the Fund's tax year ending September 30, 2002. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the six months ended March 31, 2002, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,217,560 and $1,447,581, respectively.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)



3.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

During the six months ended March 31, 2002, the Advisor voluntarily waived its investment advisory fees of $30,558 and reimbursed the Fund for $31,292 of other operating expenses in order to limit total operating expenses of the Fund to 2.25% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement effective October 29, 2001, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. The fee is discounted by 30% during the first year of the Agreement and 25% during the second year or until such time as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the Administration Agreement with Ultimus.

Prior to October 29, 2001, administrative services were provided to the Fund by Integrated Fund Services, Inc. (IFS). For the performance of these services, the Fund paid IFS a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement effective October 29, 2001, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. This fee is also subject to the same discount schedule described above for the Administration Agreement.

Prior to October 29, 2001, accounting services were provided to the Fund by IFS. For the performance of these services, the Fund paid IFS a monthly fee of $2,000 per month.

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PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)



TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement effective October 29, 2001, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. This fee is also subject to the same discount schedule described above for the Administration Agreement. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to October 29, 2001, transfer agent and shareholder services were provided to the Fund by IFS. For the performance of these services, the Fund paid IFS a monthly fee at an annual rate of $17 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, effective October 29, 2001, between the Trust and the Underwriter, the Underwriter earned $282 from underwriting commissions on the sale of shares of the Fund during the period from October 29, 2001 through March 31, 2002.

Prior to October 29, 2001, the fund's underwriter was Integrated Fund Distributors, Inc. During the period from October 1, 2001 through October 28, 2001 Integrated Fund Distributors earned $24 in underwriting commissions on the sale of shares of the Fund.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may incur expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $2,627 under the Plan during the six months ended March 31, 2002.

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